UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2016

Proteostasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Technology Square, 4th Floor Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 225-0096

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 25, 2016, Proteostasis Therapeutics, Inc. (the “Company”) filed a Registration Statement on Form S-1 with the SEC. The Registration Statement updates the Company’s operating capital requirements, which are set forth below.

This filing also replaces the Company’s financial statements as of and for the three years ended December 31, 2015 and 2014 that were included in the Company’s Form 10-K filed on March 30, 2016 and its unaudited condensed financial statements for the three and six months ended June 30, 2016, that were included in the Company’s Form 10-Q filed on August 15, 2016. The previously filed financial statements have been amended to update, as of August 24, 2016, the disclosure related to the Company’s operating capital requirements and a revision to the Company’s unaudited quarterly financial data as presented in footnote 16 for the three months ended June 30, 2015. This filing also includes a revised opinion of the Company’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP to reflect an emphasis of a matter.

The updated financial statements noted above are presented in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The consent of the Company’s Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, to the inclusion of its audit report in Exhibit 99.1 to this Current Report on Form 8-K, is attached hereto as Exhibit 23.1.

Operating Capital Requirements

We expect our expenses to increase substantially in connection with our ongoing activities, particularly as we advance the preclinical activities and clinical trials of our product candidates in development. In addition, we expect to incur additional costs associated with operating as a public company.

Our expenses will also increase as we:

•	pursue the clinical development of our most advanced product candidates, including PTI-428;

•	continue the research and development of our other product candidates;

•	seek to identify and develop additional product candidates;

•	seek marketing approvals for any of our product candidates that successfully complete clinical development;

•	develop and expand our sales, marketing and distribution capabilities for our product candidates for which we obtain marketing approval;

•	scale up our manufacturing processes and capabilities to support our ongoing preclinical activities and clinical trials of our product candidates and commercialization of any of our product candidates for which we obtain marketing approval;

•	maintain, expand and protect our intellectual property portfolio;

•	expand our operational, financial and management systems and increase personnel, including personnel to support our clinical development, manufacturing and commercialization efforts and our operations as a public company; and

•	increase our product liability and clinical trial insurance coverage as we continue to initiate and advance our clinical trials and commercialization efforts.

As of June 30, 2016, we had cash and cash equivalents of $42.6 million. We believe that the anticipated net proceeds from this offering, together with our existing cash and cash equivalents, will enable us to fund our operating expenses and capital expenditure requirements through the first half of 2018. If this offering is not completed as planned, we expect that our ability to defer or eliminate as necessary certain discretionary expenditures, including variable operating costs, spending on non-core research programs and commencement of certain studies, together with our cash and cash equivalents as of June 30, 2016, will be sufficient to fund our operating expenses and capital expenditure requirements through the second quarter of 2017. We have based these estimates on assumptions that may prove to be wrong, and we could utilize our available capital resources sooner than we expect.

Because of the numerous risks and uncertainties associated with research, development and commercialization of pharmaceutical drugs, we are unable to estimate the exact amount of our working capital requirements. Our future funding requirements will depend on many factors, including:

•	the number and characteristics of the product candidates we pursue;

•	the scope, progress, results and costs of researching and developing our product candidates, and conducting preclinical studies and clinical trials;

•	the timing of, and the costs involved in, obtaining regulatory approvals for our product candidates;

•	the timing of, and costs involved in, manufacturing our drug candidates and any drugs we successfully commercialize;

•	our ability to establish and maintain strategic collaborations, licensing or other arrangements and the financial terms of such agreements;

•	delays that may be caused by changing regulatory requirements;

•	cost and timing of hiring new employees to support our continued growth;

•	the costs involved in preparing, filing, prosecuting, maintaining, defending and enforcing patent claims, including litigation costs and the outcome of such litigation; and

•	the timing, receipt and amount of sales of, or milestone payments related to or royalties on, our current or future product candidates, if any.

Until such time, if ever, as we can generate product revenue sufficient to achieve profitability, we expect to finance our cash needs through a combination of equity offerings, debt financings, collaboration agreements, other third-party funding, strategic alliances, licensing arrangements or marketing and distribution arrangements. To the extent that we raise additional capital through the sale of equity or convertible debt securities, your ownership interest will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect your rights as a common stockholder. Debt financing and preferred equity financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends. If we raise additional funds through other third-party funding, collaborations agreements, strategic alliances, licensing arrangements or marketing and distribution arrangements, we may have to relinquish valuable rights to our technologies, future revenue streams, research programs or product candidates or grant licenses on terms that may not be favorable to us. If we are unable to raise additional funds through equity or debt financings when needed, we may be required to delay, limit, reduce or terminate our product development or future commercialization efforts or grant rights to develop and market products or product candidates that we would otherwise prefer to develop and market ourselves.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated financial statements of Proteostasis Therapeutics, Inc. as of and for the three years ended December 31, 2015

99.2	Consolidated unaudited financial statements of Proteostasis Therapeutics, Inc. as of and for the three and six months ended June 30, 2016 and 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2016	Proteostasis Therapuetics, Inc.

	By:	/s/ Meenu Chhabra
Meenu Chhabra
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Consolidated financial statements of Proteostasis Therapeutics, Inc. as of and for the three years ended December 31, 2015

99.2	Consolidated unaudited financial statements of Proteostasis Therapeutics, Inc. as of and for the three and six months ended June 30, 2016 and 2015